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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - November 7, 2002


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                               THE MONY GROUP INC.

             (Exact name of registrant as specified in its charter)


            DELAWARE                       1-14603               13-3976138
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                                  1740 Broadway
                               New York, New York
                                10019 (Zip Code)
                    (Address of principal executive offices)


                                 (212) 708-2000

              (Registrant's telephone number, including area code)


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                                       N/A

             (Former name or address, if changed since last report)


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Item 5. Other Events and Required FD Disclosure.

         On November 7, 2002, The MONY Group Inc. issued a News Release reporting its financial results for the third quarter of 2002. A copy of the News Release is filed herewith as Exhibit 99.1 and is incorporated in this Item 5 by reference thereto.

Item 7.  Financial Statements and Exhibits.

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits.

                99.1   News Release of The MONY Group Inc., dated November 7,
                       2002.

                99.2 Presentation entitled "The MONY Group Inc. Statistical Supplement as of and for the Three and Nine Month Periods Ended September 30, 2002 and 2001."



Item 9.  Regulation FD Disclosure.

         The material attached hereto as Exhibit 99.2, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE MONY GROUP INC.

                                            By: /s/ Richard Daddario
                                                --------------------------------
                                                Richard Daddario
                                                Executive Vice President and
                                                 Chief Financial Officer

Date: November 7, 2002

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                                  Exhibit Index

99.1      News Release of The MONY Group Inc., dated November 7, 2002.
99.2 Presentation entitled "The MONY Group Inc. Statistical Supplement as of and for the Three and Nine Month Periods Ended September 30, 2002 and 2001."